Exhibit 10.1
Contract of Equipment Mortgage

This Contract of Equipment Mortgage (hereinafter referred to as “the Contract”) is hereby made and entered into on this day of June 28, 2011 by and between:

1) Handan Hongri Metallurgy Co., Ltd, a corporation established and organized under the laws of The People’s Republic of China, with Liu Shenghong as the legal representative and a business license no. of 130400400001179, with its registered address at Guzhen Village, Yetao Town, Wu'an City, Hebei Province (zip code: 056304), (hereinafter referred to as “the Mortgagor”);

2) Raiffeisen Bank International AG Beijing Branch, with its registered address at Room 200, Beijing International Club, No.21 Jianguomen Wai Street, Beijing, China (zip code: 100020), (hereinafter referred to as “the Mortgagee”).

Whereas,

1) upon the request of the Mortgagor, the Mortgagee agrees to provide the line of credit under the main contract (defined as following);

2) as a prior condition provided in the main contract, the Mortgagor agrees to execute this contract and set the Mortgagee as the first place in the order of the mortgage interest in the mortgaged property (defined as following) as the assurance of the secured claims.

NOW, THEREFORE, the parties hereto hereby agree and make statements as follows:

Article 1  Definition

Unless terms or context of this Contract otherwise provide, each of the terms used in this Contract (including the introduction) shall have the same meaning as specified in the main contract.

1.1 “Equipments” refer to the machinery equipments, electronic equipments and ancillary facilities relevant to the production and operation in first-phase steel-making, second-phase steel-making, first-phase medium plate, second-phase medium plate, first-phase oxygen making, third-phase bar, situated at the location of the factory, whereof the mortgagor enjoys the right to ownership. As more fully detailed elsewhere in the equipment list in Assets Evaluation Report, No.009 of the Handan Zhengda Evaluation Report [2011] provided by Zhengda Assets Appraisal Office in Handan City;

1.2 “Execution event” refers to any execution event mentioned in Article 7.1 to the Contract;

1.3 “Date of Effectiveness” refers to the date defined in Article 16.6 to the Contract;

1.4 “Mortgage Term” refers to the term defined in Article 2.3 to the Contract;

1.5 “Registration Authority” refers to the relevant authorities for the administration of industry and commerce wherein to file mortgage registration of the mortgage property under the Contract;

1.6 “Insurance” refers to the insurance the Mortgagor shall obtain or maintain under the mortgage;

1.7 “Mortgage” refers to the guarantees set by or in accordance with the Contract wherever from the context;

1.8 “The mortgage property” refers to all the rights, real rights and interests of or arising from the Equipments at present and in the future;

1.9 “Ownership” refers to the rights of the Mortgagor to possess, use, seek profits from and dispose of the mortgage property under the Contract;

1.10 “Main contract” refers to the No. 20110628019980001 document: Loan Contract of RMB 180 million yuan (RMB 180,000,000 Yuan) signed by and between the Mortgagor and the Mortgagee on the date of June 28, 2011 and any documents signed subsequently as changing, modification, or supplement;

1.11 “Fund” refers to all the proceeds obtained from the mortgage property under the Contract by selling or otherwise;

1.12 “Receiver” refers to the receiver, administrator or anybody named in the Contract to receive the profits of or implement administration of the mortgage property;

1.13 “Secured Claims” refer to the scope of the security by mortgage, or all the amounts or obligations due to or produced on the Mortgagee by the Mortgagor under the Main Contract (including modifications from time to time) at any time presently or in the future, irrespective of whether the amount or obligations are belonging to the present time or the future, real or contingent (including any principal, interest, penal interest, fees or other amounts, irrespective of whether the payment is incurred by the Mortgagor independently or jointly or as other identities. The scope includes without limitation to the following amount:

a) the funds the Mortgagor shall but have not pay to the Mortgagee, or owes the Mortgagee, or could owe the Mortgagee under the Main Contract, such as, but not limited to the principal and interest under the Main Contract; and

b) any fees, insurance premiums, general bank costs, default interests, liquidated damages, compensation, damages (including liquidation or compensation), and fees incurred and/or assumed by the Mortgagor to realize the obligee’s rights under the Main Contract or the mortgagee’s rights under the Contract. Fees incurred and/or assumed by the Mortgagor to realize the obligee’s rights under the Main Contract or the mortgagee’s rights under the Contract including but not limited to collecting fees, litigation costs (or arbitration fee), supervision fee of the mortgage property, disposal charge of the mortgage property, transfer fee, preservation cost, charge for announcement, execution cost, attorney’s fees, travelling expenses, and other charges;

1.14 “Location of the factory” refers to the land possessed by the Mortgagor for the use of production and operation, situated at the Guzhen Village, Yetao Town, Wu'an City, Hebei Province, China;

1.15 “Person” means natural man, nation or the administrative agencies of the nation, government, groups, organizations, corporations, joint ventures, associations, or partnership (irrespective of whether it has an independent legal personality.

Article 2 Security

2.1 Mortgage

To ensure the timely and complete execution of the secured claims, the Mortgagor agrees to mortgage the Equipments to the Mortgagee and confirms all the equipments as the mortgage property. In accordance with the Assets Evaluation Report, No.009 of the Handan Zhengda Evaluation Report [2011] provided by Zhengda Assets Appraisal Office in Handan City, the assessed value of the Equipments is RMB 1,200,279,937.50 Yuan (RMB one hundred and twenty million, two hundred and seventy nine thousand, nine hundred and thirty seven point five yuan).

The final value of the mortgage property shall be prevailed by the actual value of the mortgage property in the realization of the right to mortgage. The effectiveness of the right to mortgage governs the mortgage property and its accessory property, accessory rights, attached objects, things connected, processed things, fruits and subrogating objects.

2.2 The registration of mortgage

The Mortgagor shall deliver the document of title of the mortgage property and other documents in connection with the mortgage property required for the registration of mortgage to the Mortgagee or a person appointed by the Mortgagee; and shall go through the mortgage registration formalities of the mortgage property under the Contract at the registration authority in less than five (5) days after the signing of the Contract, and shall deposit the Chattel Mortgage Registration Statement and/or other original document of mortgage registration certification with the Mortgagee in less than three (3) days after the completion of registration formalities. Yet due to the reasons of the registration authority, the chattel mortgage can not be registered after the signing of the Contract, then the Mortgagor shall go through the mortgage registration formalities of the mortgage property under the Contract at the registration authority in less than five (5) days after the registration authority reopen or resume the registration activities, and shall deposit the Chattel Mortgage Registration Certificate and/or other original document of mortgage registration certification with the Mortgagee in less than three (3) days after the completion of registration formalities.

In the mortgage term, if the mortgage property under the Contract or the right to mortgage set in the Contract is changed, then the Mortgagor shall urge the relevant parties to register the modifications as soon as possible or register the modifications itself, and will be liable for all the expenses incurred. The Modification of Chattel Mortgage Registration Certificate after the modification registration and/or other original document of mortgage modification registration certification shall be deposited with the Mortgagee immediately (in not more than 24 hours after the registration).

2.3 Mortgage Term

The Mortgage Term set in the Contract (hereinafter referred to as “the Mortgage Term”) shall be started from the date of effectiveness and ended at the day of the termination of the mortgage under Article 13.1.

2.4 Independent Guarantee

To the fullest extent permitted by law, the Parties hereto the Contract specifically agree as follows: the validity of the Contract is independent of the main contract, and shall not be affected by the invalidity of the main contract or its relevant provisions. Provided that the Chattel Mortgage Registration Certificate and/or other original document of mortgage registration certification of the mortgage property under the Contract is delivered to the Mortgagee and/or the person appointed by the Mortgagee, the Contract shall be legally valid upon both parties.

Article 3 Statements and Warranties

3.1 Upon the signing of the Contract and during the Mortgage Term, the Mortgagor states and warrants to the Mortgagee as follows:

a) The Mortgagor is a corporation established and existing under the laws of the People’s Republic of China, with complete rights and abilities to sign the Contract, and has taken all necessary corporations or other actions to authorized itself to sign the Contract;

b) The Contract shall constitute legal, valid and binding obligations upon the Mortgagor, and shall be enforceable in accordance with the provisions of the Contract;

c) The signing and delivering of the Contract and the execution of the provisions under the Contract shall not be in breach of : (i) any provisions of the laws or regulations which are applicable to the Mortgagor; (ii) any judgment, decree or order which is applicable to the Mortgagor, or any agreement which is binding on the Mortgagor; (iii) the provisions of the organizational files of the Mortgagor;

d) All the authorizations, sanctions or requirements which enable or authorize the establishment of the Mortgage (including but not limited to all the necessary approval and resolution of the corporation) shall be obtained and/or complied with and shall possess full force and effect, and shall remain in full force and effect during the existing term of the Contract;

e) The Mortgagor is the one and sole owner of the mortgage property under the Contract, possessing the ownership and/or the right certification of sale permission of the mortgage property, with every complete legal right to make mortgage of the mortgage property in accordance with the provisions of the Contract, and shall guarantee that no cause of the retention, prohibiting and curtailment of transfer of the ownership exists in the mortgage property under the Contract. Any approval, consent or authorization of someone else shall be required to make mortgage of the mortgage property;

f) The ownership of the mortgage property is clear without any defectives, and the mortgage property is not seized, distrained or supervised, without any circumstance such as dispute or litigation (arbitration) on the right of ownership and the right of disposition;

g) Any right which could be exercised by the third party and thus affects the mortgage under the Contract shall not exist in the mortgage property;

h) Any other form of security interest, lease, trusteeship, joint ownership or other  disputes regarding the right of ownership except for the mortgage shall not exist in the mortgage property;

i) If the Mortgagee requires the Mortgagor to have the mortgage property insured, then in accordance with the insurance clauses, the insurance shall be enforceable to the underwriter instead of being invalid or avoidable. Further, no lodged claims, outstanding claims or evidences for lodging claims acknowledged by the Mortgagor shall exist under the insurance;

j) Provided that more than one person exist as the Mortgagor under the Contract, then the Mortgagee is entitled to enforce the mortgage and deposits the obtained amount into the account under the name of any Mortgagor for the use of payment and termination of the secured claims in accordance with the relevant provisions of laws and regulations of the People’s Republic of China, irrespective of whether any of the Mortgagors provides and enjoys the ownership of the mortgage property, or whether the secured claims are finally formed as a consequence of using line of credit under the main contract by any of the Mortgagors or financing; the sum and the order of the Mortgagors’ debt which shall be paid and terminated will be decided by the Mortgagee itself;

k) The mortgage property and the said mortgage shall be in conformity with provision of laws, regulations and systems of the People’s Republic of China.

3.2 Reliance on the Statements and Warranties

Subject to the truth and validity of the statements and warranties made in Article 3 to the Contract, assured by the Mortgagor, the Mortgagee accepts the mortgage and agrees or will agree to provide the Mortgagor with the line of credit under the Contract in accordance with the said provision.

Provided that any statement or warrant made by the Mortgagor in Article 3 is proved to be false, incorrect or misleading, the Mortgagor should ensure that the rights and interests of the Mortgagee under the Contract shall not be affected. On condition that the Mortgagor fails to make its statements and warranties correspond with the provisions of Article 3 within a reasonable time of not more than fifteen (15) days after receiving the written notice notified by the Mortgagee, requiring the Mortgagor to correct the violation of the Mortgagor’s statements and warranties, or that the Mortgagee holds that the Mortgagor will be unable to take timely remedies to the statements and warranties it violates, the Mortgagee is entitled to require the Mortgagor to pay damages of 1% of the total amount of the line of credit under the main contract, and the Mortgagor shall make compensation for the amount exceeding the breach of contract damages provided that the damages fail to compensate the loss of the Mortgagee.

Article 4 The Commitment of the Mortgagor

4.1 General Commitment

Upon the signing of the Contract and during the Mortgage Term, the Mortgagor shall:

(a) take reasonable and necessary measures to ensure the continual effectiveness of any statement and warranty of the Mortgagor under the Contract in the mortgage term;

(b) pay enough secured claims on time on the request of the Mortgagee, provided that the secured claims become due and payable in accordance with the provisions of the main contract; or that any event occurs to cause the loss of the Mortgagor’s ownership to the mortgage property or to affect the enforcement of the ownership to the mortgage property; or that any execution event occurs;

(c) abide by all laws, regulations, rules, procedures and statutory or non-statutory requirements and orders of any government department, of current existence, or of becoming effective at a future time, or of potential damages of the mortgage property under the mortgage or the rights and interests of the Mortgagee under the mortgage without the compliance;

(d) go through the registration of mortgage or submit for the record of the Contract, and accept all the fees such as evaluation, registration, notarization, authentication, insurance, safekeeping, maintenance, and preservation of the mortgage property under the Contract, and all relevant expenses incurred by events such as the realization of the creditor’s right of the main contract, or the establishment of the mortgage, or the realization of the mortgage, in accordance with the provisions of the Contract and/or the requirement of the Mortgagee at any time;

(e) at the same time, provided that any law or the corporations’ articles of association require the Mortgagor to offer any document, notice, balance sheet, or account, the Mortgagor shall offer a copy of the said to the Mortgagee;

(f) allow the Mortgagee, its authorized representatives or any person appointed by its authorized representatives, at any reasonable time without any written notice in advance, to check and copy the account book of the Mortgagor or all the other documents relevant to the business of the Mortgagor or the mortgage property;

(g) offer any information related to the business of the Mortgagor or the mortgage property to the Mortgagee, its authorized representatives or any person appointed by its authorized representatives;

(h) ensure that all the documents, materials and information offered to the Mortgagee during the signing and execution of the Contract is truthful, accurate, complete and valid, and that all the submitted copies shall corresponds with the original;

(i) assist the Mortgagee to realize the right to the mortgage and shall not erect any barrier including but not limited to signing or providing any document or evidence necessary for or related to the disposition of the mortgage property;

(j) keep and use the mortgage property with due care, and accept all the expenses incurred by the safekeeping and maintenance of the mortgage property.

4.2 Commitment in connection with the mortgage property

Upon the signing of the Contract and during the Mortgage Term, the Mortgagor shall:

(a) pay on time all the amounts relevant to the mortgage property, expired or about to expire, supposed to be paid but not paid yet (including taxes);

(b) perform and observe all matters under the mortgage property or all matters which shall be performed by the Mortgagor and are related to the mortgage property;

(c) keep the good operation condition of the mortgage property and repair any damage on time except for normal wear;

(d) comply with the instructions and suggestions from the manufacturers of the mortgage property concerning the operation and maintenance of the equipment;

(e) not remove any part of the mortgage property out of the location of the factory, or replace the mortgage, or transfer any part of the mortgage property without the consent of the Mortgagee, under the occurrence of any execution event, and no person else (especially the Mortgagor) is entitled or able to dispose of the mortgage property except for the Mortgagee;

(f) not remove any part of the mortgage property out of the location of the factory without the consent of the Mortgagee, on the condition that no execution event occurs;

(g) allow the Mortgagee, its authorized representatives or any person appointed by its authorized representatives, at any reasonable time without any written notice in advance, to enter the location of the factory or other locations possessed by the Mortgagor for checking and testing any part of the mortgage property. As for the suggestions addressed by the Mortgagee in the process of checking and testing for the purpose of ensuring the completeness of the mortgage property, the Mortgagor shall take the corresponding measures on time and accept all the expenses incurred;

(h) warrant that without the written permission of the Mortgagee:

(i) no change to reduce the value of the mortgage property shall be made onto any part of the mortgage property;

(ii) no change, waiver, transfer, abolition, denial, termination or modification which may affect the rights and interests of the Mortgagee under the Contract shall be made onto the agreements or commitments containing or related to the mortgage property;

(i) insure the mortgage property and ensure the continual effectiveness of the insurance at any time before the termination of the mortgage in accordance with the requirements of the Mortgagee, the insurance conditions including but not limited to:

(i) the sum insured shall cover all insurable value of the mortgage property;

(ii) the duration of insurance shall be not less than the time of performance of the debt under the main conduct;

(iii) the Mortgagee shall be designated as the only beneficiary of the insurance, and the insurance policy shall include “ all of the indemnity of or related to this insurance policy shall be directly paid to the Raiffeisen Bank International AG Beijing Branch”;

(iv) the insurance shall be often applied to insurance companies of a good reputation in a way that the Mortgagee could accept, and

(v) all the original insurance policies or their copies (at the Mortgagor’s sole option depending upon circumstances) and copies of evidences of paying the premium proved to be true shall be offered to the Mortgagee upon the request of the Mortgagee;

(j) allow the Mortgagee to obtain, execute, settle accounts, mediate and collect any compensation under the insurance policies of the Mortgagor as it determines to be appropriate, despite that the said policies refer to properties not belonged to the mortgage property (if applicable);

(k) ensure that the Mortgagee is entitled to decide to use any income obtained from insurance policy claims and transferred to the Mortgagor immediately by the Mortgagee, to repair, restore, or replace the mortgage property; or allow the Mortgagee to use the income from the insurance claim to pay off the secured claims (including undue payable amounts);

(l) notify the Mortgagee immediately in not more than 24 hours after the occurrence of following circumstances:

(i) any damage, stolen, total loss, confiscation, levy, expropriation of the mortgage property;

(ii) disputes regarding the ownership of the mortgage property;

(iii) custody of property and its execution such as sealing up or seizing of the mortgage proper during the mortgage term;

(iv) infringement or possible infringement on the right to mortgage from any third party;

(v) termination, dissolution, suspended operation for rectification, rescinded the business license, disbanded, applying or applied to declare bankruptcy of the Mortgagor;

(vi) repairs of damage of any part of the mortgage property which are regarded as infeasible or uneconomical, in accordance with the opinions of the underwriter;

(m) take actions including but not limited to the followings upon the request of the Mortgagee: offering the assignments of any insurance policy related to the mortgage property to relevant insurers or underwriters; offering the assignments of quality assurance to relevant manufacturers;

(n) upon the request of the Mortgagee, offer all the supply contracts relevant to the mortgage property and documents of quality assurance of the manufacturers to the Mortgagee within the term provided by it.

(o) do any things necessary or reasonably requested by the Mortgagee, and shall not omit any necessary things, for the purpose of:

(i) keeping and protecting the value of the mortgage property;

(ii) protecting and executing the Mortgagor’s right to the ownership of the mortgage property and the Mortgagee’s real rights for security of the mortgage property;

(p) obtain or defend against legal actions to protect or recover the Mortgagor’s rights and interests of or under the mortgage property upon the requests of the Mortgagee;

(q) take any reasonable actions on any person to protect and exercise the Mortgagee’s rights to the mortgage property upon the requests of the Mortgagee;

(r) the Mortgagor shall be liable for the repair, restoration and all the expenses and losses cost and incurred by the dismantling and detachment of the mortgage property from the location of the factory, including but not limited to the damage on the ground incurred by the dismantling of all or part of the mortgage property from the location of the factory, upon the time the Mortgagee exercises corresponding rights, authorities and interests in accordance with the Contract;

(s) in the mortgage term, with the written consent of the Mortgagee, the Mortgagor transfers the mortgage property with compensation to the lessor of relevant location of the factory or any third party, and the relevant price of the transfer shall be all paid to the Mortgagee’s named account, the Mortgagee shall have the right to use the equivalent price in accordance with the provisions of laws and Article 10.1 of the Contract;

(t) in the mortgage term, with the written consent of the Mortgagee, the Mortgagor shall use the mortgage property as the capital contribution to the lessor of relevant location of the factory to invest in stocks; upon the requests of the Mortgagee, the Mortgagor shall sign relevant shareholding pledge agreements in a format satisfied by the Mortgagee, establishing shareholding pledge security for the Mortgagee on the shareholding formed from the investing in stocks with such mortgage property, and completing the relevant registration formalities.

4.3 Without the prior consent in writing by the Mortgagee, the Mortgagor shall not:

(a) establish, or agree to establish, or intend to establish any mortgage prior to, equivalent to or subordinate to the said mortgage in order over the mortgage property;

(b) take any actions which may impair the value of the mortgage property;

(c) dispose the mortgage property in any form such as transfer, bestowal, lease, establishing a real right for security (including any compensated or non-compensated transfer over the mortgage property between the Mortgagor and the lessor of the location of the factory, and investments in stocks with such mortgage property).

Article 5 Remedies by the Mortgagee for the Default of the Mortgagor

5.1 If the mortgagor breaches any provision of this contract, without affecting other rights and interests of the Mortgagee subject to this contract, the Mortgagee may (but not obliged to) take any measure, including but not limited to paying all the money that is considered essential by the Mortgagor, to remedy the default. In this way the Mortgagee indemnify the money paid due to default, or the payment should be fully complemented by the Mortgagor.

6 Additional Warranties

6.1 If the value of the mortgaged property decreases, the Mortgagor shall append other warranties subject to provisions of main contract. If the Mortgagor is unable to provide appended warranties, the Mortgagee is entitled to take measures of enforcement subject to this contract, and to require the Mortgagor to undertake all the losses resulted from this.

Article 7 Execution

7.1 Execution Event

Whether the secured claims should be paid instantly without additional requirement or notice decided shall be independently decided by the Mortgagee. (The exercising of the rights by the Mortgagee shall not be affected by any delay or prior statement to waive the right)

If any termination event or default (hereinafter referred to as  “execution event”) occurs under agreements (including but not limited to main contract and this Contract) reached by the Mortgagor and the Mortgagee or other debtees and/or items of other guarantee files in main contract, the mortgagor shall notify the mortgagee of the enforcement default in writing immediately (in not less than 24 hours after the occurrence of the event). The mortgage is to be independently decided and instantly enforced by the Mortgagee.

7.2 Execution not affected by the Payment

Neither the Mortgagee’s acceptation of interest the of payment or any other money after the occurrence of execution event, nor failure to investigate any other prior default of the Mortgagor is not to affect the enforceability of this mortgage. In the broadest limit permitted by law, the Mortgagee can enforce this mortgage without any notification, permission or acknowledgement of the Mortgagor or any other person.

7.3 Rights of the Mortgagee in Enforcement

When this mortgage becomes enforceable, without regard to be permitted by the Mortgagor, at any time the Mortgagee shall have the full right to enforce and execute all its rights and relieves as the Mortgagee in the time and way that it considers to be appropriate (whether in the name of himself or of the Mortgagor), including but not limited to some or all the following measures:

(a) In accordance with provisions of laws and regulations in the People’s Republic of China, to execute all rights on the mortgage property (no matter it belongs to which mortgagor) includes but is not limited to selling the mortgage property and acquiring money herefrom so as to pay off the secured claims without proceedings of litigation or arbitration.

(b) To obtain the right of control includes but is not limited to all the documents or other evidences of rights, and the execution of all the rights of the Mortgagor in regard of the mortgage property for this purpose includes but is not limited to file the lawsuit and take measures in the name of the Mortgagor and take corresponding action in the name of the Mortgagor.

(c) The execution of all relevant rights of the mortgage property, or some or all of the rights, power, authorization and adoptable measures of remedy that are to be executed by the Mortgagee in accordance with the mortgage includes but is not limited to:

(i) to undertake in the mode considered appropriate all by the Mortgagee, or to handle all proceedings or any proceeding of lawsuit relevant to the mortgage property, and make disposal, reconciliation, waiver or concession on all mortgage property or on relevant rights and proposals;

(ii) to make reconciliation on any account, right and proposal, problem or dispute, etc. relevant to the mortgage property and likely to be led to, or relevant to the Contract in any way, to make arrangements for the debt, to make concession or submit it for arbitration, and sign any relevant duty-rescinded agreement;

(iii) to file, employ, defend for, make a concession of, submit for arbitration or waive any legal action, lawsuit, proceedings etc. (civil or criminal) on issues of the mortgage property;

(iv) to execute any right or power relevant to the mortgaged property and/or the right of mortgage in accordance with legal documents relevant to the mortgaged property;

(v) to sign and handle all actions, deeds and other issues that are considered reasonable, essential and appropriate by the Mortgagee, or are relevant to any purpose aforesaid;

(d) selling or agreeing to sell, exchanging or disposing all or any part of the mortgage property unconditionally or conditionally in other ways, irrespective of through public auctions or non-public contract promises, through advertisements or notifying the Mortgagor, through cash payments or other forms of payment, wholly or separately, in relation to the special conditions or rules in relation to the aspects of ownership, time, trade value, or forms of payment; and being entitled to place all or part of the bargain price in escrow , or to establish securities for all or part of the bargain price in other forms, or all or part of the bargain price shall become the payable funds to the Mortgagee under the circumstance that no warranty exists; or the disposal of all or part of the mortgage property in accordance with the appropriate and reasonable consideration, other provisions and conditions considered by the Mortgagee, who shall not be liable to any loss or insufficiency incurred by the said consideration, provisions or conditions;

(e) To the fullest extent permitted by law, the Mortgagee can assign or transfer all or any part of the mortgage property in the name of and as the representative of the Mortgagor, and can take any actions which the mortgagee considers to be necessary to accomplish the aforesaid assignment and transfer.

(f) to insure all or any part of the mortgage property in a way which the Mortgagee considers appropriate;

(g) irrespective of whether the Mortgagor enjoys the land-use right, the Mortgagee shall dismantle all or any part of the mortgage property which becomes fixed installations, from the location of the factory and/or the land, and advance funds incurred by relevant dismantling and separation and compensations for the loss (however the advanced paid funds and compensations for the loss shall be indemnified to the Mortgagee by the Mortgagor in total compensation) on behalf of the Mortgagor by its own decision;

(h) in the terms of executing the rights in accordance with the Contract, the Mortgagor shall provide legal and valid financial evidences to all the funds and other properties obtained by the Mortgagee, within the deadline provided in the written requirements of the Mortgagee, and relieve any person paying or delivering the aforesaid funds or other properties from liabilities of being responsible for the use of the financial evidences, inquiring whether the secured claims have been paid or are payable, or inquiring whether the relevant rights of the Mortgagee provided by the Contract are due or appropriate;

(i) to adopt all the money and/or other property relevant to the mortgage property, due to pay, or payable to the Mortgagor;

(j) to take any action considered by the Mortgagee relevant to rights and interests under the Contract, or to take actions relevant to any other right;

(k) to transfer the rights of the Mortgagee provided in Article 7.3 to any person.

7.4 after this mortgage becomes enforceable, the Mortgagee or its authorized agent has the right to dispose of the mortgaged property through public auction, private contract or agreement, or any other ways, and to represent the Mortgagor to sign blank transfer documents or receipts of any quality and type that are reserved at the Mortgagee’s as the mortgage security of the Contract.

7.5 When the Mortgagee executes the rights of mortgage subject to this contract, under no condition is the Mortgagor permitted to require the Mortgagee to firstly execute its rights or interests under other items of security, if the secured claims has other assurance, mortgage, pledge, or other forms of guarantee. Limited in conditions permitted by law, the Mortgagor shall waive all his rights of defense.

8. Appointment of the Receiver

8.1 Appointment

Anytime after this mortgage takes effect, whether the Mortgagee has obtained part or the whole of the ownership of the mortgaged property, the Mortgagee or its authorized agent may:

(a)           appoint any qualified person or two or more qualified persons as the receiver of part or the whole of the mortgage property;

(b)           dispose of the receiver, or appoint another receiver as a substitute when the receiver is dismissed, retired, deceased or incapable of fulfilling the obligation.

Subject to Article 8.2, unless or until the Mortgagee notifies the Mortgagor and the receiver in written form that the receiver should act as the agent of the Mortgagee, any receiver who is appointed to exercise the rights provided in Article 8.1 should act as the agent of the Mortgagor and the Mortgagor shall be responsible for his behaviors, violation of the agreement and reward.

8.2 The Receiver Apart from the Agent of the Mortgagor

If this mortgage has taken effect, or if the appointment of the receiver has been made, the right to appoint a receiver subject to Article 8 still can be executed, even when the resolution or the decision on the liquidation by the mortgagor has been made.8.3 Rights of the Receiver

The receiver has the full authority to execute the following rights without permission of the Mortgagee:

(a) fulfill all or one or some actions or behaviors provided in Article 7.3 and Article 7.4;

(b) entrust any of his rights subject to this mortgage to any person in the time or under the condition that are permitted by the Mortgagee.

Article 9 Protection for the Mortgagee and Others

9.1 Protection for the Mortgagee and the Receiver

The Mortgagee shall not be liable to do the following items: to notify this mortgage to any creditor or investor of the Mortgagor or any others, or to enforce any repayment of the arrears of the Mortgagor, or to take any action for this aim, unless the Mortgagee considers it necessary. The Mortgagee, or its authorized representatives, or the receiver shall not assume the liability arising from the omission, delay or any unintentional loss or default occurring when the Mortgagee, its authorized representative or the receiver fulfill or fail to fulfill the rights, powers and remedies of this mortgage.

9.2 Protection for the Third Party

When the rights of sale, disposal and deal under this mortgage are exercised, referring to the aforesaid sale, disposal and deal, any purchasers or other parties:

(a) shall not be liable to investigate whether any default occurs, or whether the receiver is validly authorized, or whether this sale, disposal or deal is appropriate, legal or not;

(b) shall not be affected by the unnecessary or improper notices referring to this sale, disposal or deal.

Even when there is any impropriety or violation in the sale, disposal or deal, in order to protect the purchasers or other parties of this sale, disposal or deal, the said sale, disposal or deal shall be deemed as sufficiently authorized, legal and valid.

Article 10 Use of Funds

10.1 Manner and Order

All funds received by the Mortgagee or any receiver subject to or via this mortgage shall be used in accordance with the following way and order:

(a) Firstly, the funds shall be used to pay off all the costs, fees, expenses occurred or incidentally accompanied when the Mortgagee or any receiver exercises, fulfills or tries to fulfill the relative rights or obligations, and all the expenses occurring in the responsibility scale.

(b) Secondly, the funds shall be used to repay the secured claims of the Mortgagee.

Provided that there is remaining funds, then they shall belong to the Mortgagor and other person who are entitled, however:

(c) The interests shall not be included in the remaining funds; and

(d) The receiver and the Mortgagee may calculate the remaining funds in the named accounts of the Mortgagor or other right owners, and then shall not assume any relevant obligations.

10.2 Only when the funds used to repay the secured claims have been authentically received by the Mortgagee and recorded in the account of the Mortgagor for the lender, the funds can be regarded as the repayment of the secured claims; the calculation of the aforesaid funds shall begin on the receipt date.

10.3 Any compensations in connection with the mortgage property which become the payable funds shall be used to pay off the secured claims. The Mortgagee is entitled to exercise the resource for the aforesaid compensations, and to agree independently or make agreements, compromises or mediations in relation to the aforesaid right claim, and to make any necessary warranties or dissolution on behalf of the Mortgagor and Mortgagee. In case any compensation is defrayed to the Mortgagor prior to the dissolution of mortgage, the Mortgagor shall defray it to the Mortgagee.

Article 11 Continuing Mortgage

11.1 Continuing Mortgage

This mortgage shall be a continuing mortgage to guaranty the claim of the Mortgagee whose claim shall be firstly settled; the obligation of the Mortgagor shall not be affected, weakened or dissolved as a consequence of the dissolution, merger, recombination of the Mortgagor’s corporation, or the acquisition of other corporations or management, or nationalitization. This mortgage shall be dissolved in case the secured claims is totally irrevocably settled without any conditions and the Mortgagee finally confirms the dissolution to the Mortgagor. The aforesaid provision is enforceable to any balance of the guaranteed claim in present and future.

11.2 Priority

After the Mortgagee has offset the secured claims with any funds, in case the funds shall be defrayed to others pursuant to the provisions of bankrupt, liquidation and the protection for creditor, the mortgagee,

(a) The rights of the Mortgagee shall be reverted and the Mortgagee’s right referring to the aforesaid funds or the relative part shall not be changed, just as the situation before the use, defrayment or deal; and

(b) The Mortgagor shall complete any requirements (including signing the documents) from the Mortgagee immediately, to ensure that the security interests of the Mortgagee can come back to the situation before the use, defrayment or deal of the funds.

Article 12 Obligations of the Mortgagor

12.1 Besides the mortgage created in this contract, the Mortgagor shall obey and fulfill all the obligations in relation to the mortgage property, including but not limited to the obligations in the purchase contract of the mortgage property, the subsequent complementary agreements and the insurance policy in relation to the mortgage property.

12.2 The Mortgagor shall ensure that in any case the Mortgagee need not assume any liability due to the fault of the depository or any people in relation to the sale or dispose of the mortgage property. In case the Mortgagee’s rights and interests are infringed by reason of the lien, loss or damage of mortgage property, the Mortgagor shall assume the compensation liability to the Mortgagee.

Article 13 Discharge of Obligation

13.1 In case the conditions stated in Article 10.2 are satisfied, when the Mortgagee considers that all secured claims are all totally irrevocably settled without any conditions, or totally defrayed or satisfied in accordance with the Contract, and all costs, benefits, fees and funds which shall be paid to the Mortgagee have totally defrayed, it shall, after the assumption of fees by the Mortgagor, according to the requirements of the Mortgagor, return, transfer or dissolve (any of the three) the mortgage totally or partly and dissolve the obligation of the Mortgagor;

13.2 In case the guaranteed claim decreases by reason that the Mortgagor repays the loan or fulfills the obligations in the main contract, the Mortgagee promises that it shall check the mortgage proportion and exempt the obligation of partial mortgage property which exceeds the secured claims according to its independent judgment.

Article 14 Notifications and Service

14.1 Any delivery and service of the notification, demands, directions or other documents between the parties shall be in accordance with the provisions of Notice and Service in the main contract.

Article 15 Applicable Laws and Jurisdiction

15.1 The invalidity or unenforceability of any provision of this contract shall not affect the validity or enforceability of the remaining provisions hereof. Any invalid or unenforceable provision shall be replaced by the most applicable provision of law, with the consideration of both parties’ economic benefits.

15.2 This Contract shall be governed by laws of the People’s Republic of China.

15.3 Dispute Resolution

(a) Where any disputes, controversies or claims (“Disputes”) arise between the parties hereto out of, connected with or in relation to the interpretation, the termination or the failure of obligation performance of this contract, any party shall file an action with the People’s Court of the place where the mortgagee is domiciled.

(b) The losing party shall defray all the costs of the prevailing party due to the case (including but not limited to the litigation cost, attorney fee etc.)

(c) This Article 15.3 is beyond the limitation of contract termination stated in this contract.

Article 16 Miscellaneous Provisions

16.1 The Mortgagor has read the main contract with serious attention, with fully acknowledgment and understanding of all the articles.

16.2 Both parties agree that any hand-written and printed characters in this contract and all related documents are of equal effectiveness. The facsimiles of this contract and all relevant documents (especially the ones faxed by the mortgagee to the mortgagor) shall be deemed as the original documents.

16.3 Assignment

(a) Where the Mortgagee assigns the rights of the main contract in accordance with the aforesaid contract, the mortgage created by this contract shall be simultaneously assigned without any content from the Mortgagor;

(b) Without the Mortgagee’s written content in advance, the Mortgagor shall not assign, transfer, replace or dispose any rights or obligations in this contract.

16.4 The Mortgagor has completely read and understood every provisions of this contract; the Mortgagee has made detailed interpretation referring to the requirement of the Mortgagor, and the Mortgagor has no opposition to the all the content of this contract. Both parties agree that after the signature of this contract in case there is any inconsistency of any article, the interpretation shall be on behalf of the Mortgagee.

16.5 There shall be three (3) original copies of this contract. The Mortgagor and the Mortgagee shall each hold one copy; and the third copy shall be filed to the registration administration．All copies are of equal legal effectiveness.

16.6 This contract shall be signed by both parties and become effective on the date (hereinafter referred to as the effective date) stated at the head of the Contract.

(No text below.)

Signature Page

Handan Hongri Metallurgy Co., Ltd (Seal)

Legal Representative or Authorized Representative (Seal/Signature)

Raiffeisen Bank International AG Beijing Branch

Authorized Representative (Signature)